UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 24, 2011

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 24, 2011, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), and its direct and indirect wholly-owned subsidiaries, Covenant Transport, Inc., a Tennessee corporation (“CTI”), CTG Leasing Company, a Nevada corporation (“CTGL”), Southern Refrigerated Transport, Inc., an Arkansas corporation (“SRT”), Covenant Asset Management, Inc., a Nevada corporation (“CAM”), Covenant Transport Solutions, Inc., a Nevada corporation (“CTS”), and Star Transportation, Inc., a Tennessee corporation (collectively with CTI, CTGL, SRT, CAM, and CTS, the “Borrowers”), entered into that certain Sixth Amendment to Third Amended and Restated Credit Agreement (the “Sixth Amendment”) with Bank of America, N.A., as agent (the “Agent”), and JPMorgan Chase Bank, N.A. (together with the Agent, the “Lenders”), which amends that certain Third Amended and Restated Credit Agreement, dated September 23, 2008, by and among the Company, the Borrowers, the Agent, and the Lenders, as amended (the “Credit Agreement”).

The Sixth Amendment, among other things, (i) amends the "Applicable Margin" as set forth in the tables below, (ii) permits the Lenders to conduct two additional desktop appraisals each year of the Borrowers' equipment pledged as collateral under the Credit Agreement and revises the calculation of equipment values in the borrowing base by accounting for depreciation between appraisals, (iii) imposes a consolidated leverage ratio not to exceed 4.35 to 1.0, as of the last day of each fiscal quarter, and (iv) favorably revises the calculation of the Borrowers' required fixed charge coverage ratio to remove certain items previously included in the fixed charge component of the ratio.  Following the effectiveness of the Sixth Amendment, the Applicable Margin was changed as follows:

New Pricing

Level	Average Pricing Availability	Base Rate Loans	LIBOR Loans
I	>$70,000,000	1.25%	2.25%
II	≤$70,000,000 but >$35,000,000	1.50%	2.50%
III	≤$35,000,000 but >$20,000,000	1.75%	2.75%
IV	≤$20,000,000 but >$10,000,000	2.00%	3.00%
V	≤$10,000,000	2.25%	3.25%

Prior Pricing

Level	Average Pricing Availability	Base Rate Loans	LIBOR Loans
I	>$70,000,000	1.25%	2.25%
II	≤$70,000,000 but >$35,000,000	1.50%	2.50%
III	≤$35,000,000 but >$20,000,000	1.75%	2.75%
IV	≤$20,000,000	2.00%	3.00%

In exchange for these amendments, the Borrowers agreed to pay fees of $212,500.

The foregoing summary of the terms and conditions of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.  The Company's Fifth Amendment to Third Amended and Restated Credit Agreement with the Lenders, as previously described in the Current Report on Form 8-K, filed October 7, 2011, is also attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Sixth Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1

Fifth Amendment to Third Amended and Restated Credit Agreement, dated effective as of September 1, 2011, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.

10.2

Sixth Amendment to Third Amended and Restated Credit Agreement, dated effective as of October 24, 2011, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: October 28, 2011	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1

Fifth Amendment to Third Amended and Restated Credit Agreement, dated effective as of September 1, 2011, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.

10.2

Sixth Amendment to Third Amended and Restated Credit Agreement, dated effective as of October 24, 2011, among Covenant Transportation Group, Inc., Covenant Transport, Inc., CTG Leasing Company, Covenant Asset Management, Inc., Southern Refrigerated Transport, Inc., Covenant Transport Solutions, Inc., Star Transportation, Inc., and Bank of America, N.A. as agent.